                                                                    EXHIBIT 10.8


                AMENDED AND RESTATED DOMESTIC SUBSIDIARY GUARANTY


     THIS AMENDED AND RESTATED DOMESTIC SUBSIDIARY GUARANTY (this "Subsidiary Guaranty") is made as of the 30th day of November, 2001 by each of the entities which are or become a party hereto from time to time by executing a copy of this Subsidiary Guaranty or a Joinder hereto (collectively, the "Subsidiary Guarantors") in favor of LaSalle Bank National Association as representative of and in its capacity as Administrative Agent for the Lenders and Issuing Bank under the Credit Agreement referred to below (the "Administrative Agent").

                                   WITNESSETH:

     WHEREAS, CCC Information Services Inc., a Delaware corporation (the "Borrower"), entered into that certain Amended and Restated Credit Facility Agreement with certain lenders party thereto (the "Original Lenders") and Administrative Agent dated as of October 29, 1998 (as heretofore amended, restated or otherwise modified, the "Original Credit Agreement"), pursuant to which the Original Lenders made certain loans and other financial accommodations available to the Borrower from time to time;

     WHEREAS, in connection with the Original Credit Agreement, certain of the Subsidiary Guarantors executed that certain Domestic Subsidiary Guaranty, dated April 17, 2001 in favor of the Administrative Agent (as heretofore amended, restated or otherwise modified, the "Original Guaranty");

     WHEREAS, Borrower, Administrative Agent and certain financial institutions party to the Original Credit Agreement (the "Lenders") desire to amend and restate the Original Credit Agreement and enter into the Second Amended and Restated Credit Facility Agreement (as amended, restated or otherwise modified from time to time, the "Credit Agreement"), pursuant to which the Lenders have agreed to make certain loans and other financial accommodations available to the Borrower from time to time;

     WHEREAS, each of the Subsidiary Guarantors will receive substantial direct and indirect benefits from the extension of such loans and other financial accommodations to Borrower pursuant to the Credit Agreement and is willing to guaranty the Guaranteed Obligations (as defined below) as hereinafter set forth; and

     WHEREAS, the Lenders have required, as a condition, among others, to entering into the Credit Agreement, that the Original Guaranty be amended and restated hereby and that each Subsidiary Guarantor execute and deliver this Subsidiary Guaranty to Administrative Agent.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Definitions. Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein.

     SECTION 2. Covenants. Each of the Subsidiary Guarantors covenants that, so long as any Lender has any Commitment outstanding under the Credit Agreement or any amount payable under the Credit Agreement or any Note shall remain unpaid, that it will, and, if necessary, will enable the Borrower to fully comply with those covenants and agreements applicable to it set forth in the Credit Agreement.

     SECTION 3. The Subsidiary Guaranty. Subject to Section 12 hereof, each of the Subsidiary Guarantors hereby jointly and severally, unconditionally and irrevocably, as primary obligor and not merely as surety, guarantees the full and punctual payment when due (whether at stated maturity, upon acceleration or otherwise, and at all times thereafter), of all obligations (monetary or otherwise) of the Borrower to each of the Administrative Agent and each Lender under or in connection with the Credit Agreement, the Notes, any other Loan Document and any other document or instrument executed in connection therewith, and all Hedging Obligations of the Borrower to any Lender or any Affiliate of a Lender, in each case, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due; provided that no Subsidiary Guarantor shall become so liable with respect to Hedging Obligations hereunder in a manner that otherwise violates any covenant under the Credit Agreement or otherwise causes a Default under the Credit Agreement (all of the foregoing, subject to the provisions of Section 12 hereof, being referred to collectively as the "Guaranteed Obligations"). Upon failure by the Borrower to pay punctually any such amount and the expiration of any applicable grace periods, each of the Subsidiary Guarantors agrees that it shall forthwith on demand pay the amount not so paid at the place and in the manner specified in the Credit Agreement, any Note or the relevant Loan Document, as the case may be. This Subsidiary Guaranty is a guaranty of payment and not of collection.

     SECTION 4. Insolvency Event of Default Under Credit Agreement. Each of the Subsidiary Guarantors agrees that if any Event of Default shall occur under
Section 7.1.10 of the Credit Agreement, and if such event shall occur at a time when any of the Guaranteed Obligations may not then be due and payable, such Subsidiary Guarantor will pay to the Administrative Agent for the account of the Lenders forthwith the full amount which would be payable hereunder by such Subsidiary Guarantor if all Guaranteed Obligations were then due and payable.

     SECTION 5. Subsidiary Guaranty Unconditional. Subject to Section 12 hereof, the obligations of each of the Subsidiary Guarantors hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by any of the following, whether occurring before or after receipt by the Administrative Agent of notice of termination of this Subsidiary Guaranty:

     (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Borrower under the Credit Agreement, any Note, or any other Loan Document (other than this Subsidiary Guaranty), by operation of law or otherwise or any obligation of any other guarantor of any of the Guaranteed Obligations;

     (ii) any modification or amendment of or supplement to the Credit Agreement, any Note, or any other Loan Document;

     (iii) any release, nonperfection or invalidity of any direct or indirect security for any obligation of the Borrower under the Credit Agreement, any Note, the Pledge Agreement, the Parent Guaranty, any other Loan Document, or any obligations of any other guarantor of any of the Guaranteed Obligations;

     (iv) any change in the corporate existence, structure or ownership of the Borrower or any other guarantor of any of the Guaranteed Obligations, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower, or any other guarantor of the Guaranteed Obligations, or its assets or any resulting release or discharge of any obligation of the Borrower, or any other guarantor of any of the Guaranteed Obligations;

     (v) the existence of any claim, setoff or other rights which the Subsidiary Guarantors may have at any time against the Borrower, any other guarantor of any of the Guaranteed Obligations, the Administrative Agent, any Lender or any other Person, whether in connection herewith or any unrelated transactions;

     (vi) any invalidity or unenforceability relating to or against the Borrower, or any other guarantor of any of the Guaranteed Obligations, for any reason related to the Credit Agreement, any other Loan Document, or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower, or any other guarantor of the Guaranteed Obligations, of the principal of or interest on any Note or any other amount payable by the Borrower under the Credit Agreement, the Notes, or any other Loan Document;

     (vii) any failure or omission to enforce any right, power or remedy with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto, or any collateral securing the Guaranteed Obligations or any part thereof;

     (viii) the application of payments received from any source to the payment of indebtedness other than the Guaranteed Obligations, any part thereof or amounts which are not covered by this Subsidiary Guaranty even though the Administrative Agent or the Lenders might lawfully have elected to apply such payments to any part or all of the Guaranteed Obligations or to amounts which are not covered by this Subsidiary Guaranty; or

     (ix) any other act or omission to act or delay of any kind by the Borrower, any other guarantor of the Guaranteed Obligations, the Administrative Agent, any Lender or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of any Subsidiary Guarantor's obligations hereunder.

     SECTION 6. Discharge Only Upon Payment In Full: Reinstatement In Certain Circumstances. The obligations of each of the Subsidiary Guarantors hereunder shall in all respects be continuing, irrevocable, absolute and unconditional, and shall remain in full force and effect (notwithstanding, without limitation, the dissolution of any of the Subsidiary Guarantors or that at any time or from time to time no Guaranteed Obligations are outstanding) until all Guaranteed Obligations shall have been paid in full and the Commitments under the Credit Agreement shall have terminated or expired. If at any time all or any part of any payment theretofore applied by the Administrative Agent or any Lender to any of the Guaranteed Obligations is or must be rescinded or returned by the Administrative Agent or such Lender for any reason whatsoever (including the insolvency, bankruptcy or reorganization of the Borrower or any of the Subsidiary Guarantors), such Guaranteed Obligations shall, for the purposes of this Subsidiary Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Administrative Agent or such Lender, and this Subsidiary Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Guaranteed Obligations, all as though such application by the Administrative Agent or such Lender had not been made.

     SECTION 7. Permitted Actions Without Notice. The Administrative Agent or any Lender may, from time to time, at its sole discretion and without notice to the Subsidiary Guarantors (or any of them), take any or all of the following actions: (a) retain or obtain a security interest in any property to secure any of the Guaranteed Obligations or any obligation hereunder, (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the Subsidiary Guarantors, with respect to any of the Guaranteed Obligations,
(c) extend or renew any of the Guaranteed Obligations for one or more periods (whether or not longer than the original period), alter or exchange any of the Guaranteed Obligations or release or compromise any obligation of any of the Subsidiary Guarantors hereunder or any obligation of any nature of any other obligor with respect to any of the Guaranteed Obligations, (d) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Guaranteed Obligations or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property, and (e) resort to the Subsidiary Guarantors (or any of them) for payment of any of the Guaranteed Obligations when due, whether or not the Administrative Agent or such Lender shall have resorted to any property securing any of the Guaranteed Obligations or any obligation hereunder or shall have proceeded against any other of the Subsidiary Guarantor or any other obligor primarily or secondarily obligated with respect to any of the Guaranteed Obligations.

     SECTION 8. Waivers. Each of the Subsidiary Guarantors irrevocably waives:
(a) notice of acceptance hereof, presentment, demand, notice of dishonor, protest, the benefit of any statutes of limitations and, to the fullest extent permitted by law, any notice not provided for herein, (b) notice of the existence or creation or non-payment of all or any of the Guaranteed Obligations and (c) all diligence in collection or protection of or realization upon any Guaranteed Obligations or any security for or guaranty of any Guaranteed Obligations.

     SECTION 9. Subrogation. Each of the Subsidiary Guarantors hereby agrees not to assert any right, claim or cause of action, including, without limitation, a claim for subrogation, reimbursement, indemnification or otherwise, against the Borrower arising out of or by reason of this Subsidiary Guaranty or the obligations hereunder, including, without limitation, the payment or securing or purchasing of any of the Guaranteed Obligations by any of the Subsidiary

Guarantors unless and until the Guaranteed Obligations are paid in full and all Commitments to lend under the Credit Agreement and other Loan Documents are terminated.

     SECTION 10. Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Borrower under the Credit Agreement, any Note or any other Loan Document is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement, any Note or any other Loan Document shall nonetheless be payable by each of the Subsidiary Guarantors hereunder forthwith on demand by the Administrative Agent made at the request of the Required Lenders.

     SECTION 11. Acknowledgement of Benefits. Each Subsidiary Guarantor hereby acknowledges that (i) Borrower has provided financial and other support to such Subsidiary Guarantor, and may in the future provide further financial and other support to such Subsidiary Guarantor, (ii) Borrower and the Subsidiary Guarantors are together engaged in a collective business enterprise which relies on the particular contributions of each corporation thereto, including, without limitation, the management, know-how and administrative operations of the Borrower, and the selling and marketing operations of the Subsidiary Guarantors,
(iii) the Lenders would not extend the financial accommodations under the Credit Agreement to the Borrower separately and independently and that it is the collective enterprise of the Borrower and Subsidiary Guarantors which has induced the Lenders to extend the financial accommodations to the Borrower, and
(iv) as a result of the collective nature of the business of which it is a part, it will derive further substantial benefits, directly and indirectly from the extending of the financial accommodations to the Borrower under the Credit Agreement.

     SECTION 12. Limitation on Guaranteed Obligations. Each Subsidiary Guarantor, and by its acceptance of this Subsidiary Guaranty, the Administrative Agent and each other Lender, hereby confirms that it is the intention of all such Persons that this Subsidiary Guaranty and the Guaranteed Obligations of each Subsidiary Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of the United States Bankruptcy Code (11 U.S.C. ss.101, et. al.), the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Subsidiary Guaranty and the Guaranteed Obligations of each Subsidiary Guarantor hereunder. To effectuate the foregoing intention, the Administrative Agent, the other Lenders and the Subsidiary Guarantors hereby irrevocably agree that the obligations of each Subsidiary Guarantor under this Subsidiary Guaranty at any time shall be limited to the maximum amount as will result in the Guaranteed Obligations of such Subsidiary Guarantor under this Subsidiary Guaranty not constituting a fraudulent transfer or conveyance.

     SECTION 13. Notices. Any notice required or permitted to be given under this Subsidiary Guaranty shall be sent by United States mail, telegraph, telex, fax or nationally established overnight courier service, and shall be deemed received (i) when received by the addressee if sent via the United States mail, postage prepaid, (ii) when delivered to the appropriate office or machine operator for transmission, charges prepaid, if sent by telegraph or telex (answerback confirmed in the case of telexes), (iii) when receipt thereof by the addressee is confirmed by telephone if sent by fax and (iv) two business days after delivery to an overnight courier service, if sent by such service, in each case addressed to the relevant party at the address set forth for such party on the signature pages hereof or to the Credit Agreement or at such other address as may be designated by such party in a notice sent in accordance with the terms of this Section 13 to the other parties.

     SECTION 14. No Waivers. No failure or delay by the Administrative Agent or any Lenders in exercising any right, power, privilege or remedy hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy. The rights and remedies provided in this Subsidiary Guaranty, the Credit Agreement, the Notes, and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies provided by law. No action of the Administrative Agent or any Lender permitted hereunder shall in any way affect or impair the rights of the Administrative Agent or any Lender or the obligations of the Subsidiary Guarantors under this Subsidiary Guaranty. For purposes of this Subsidiary Guaranty, Guaranteed Obligations shall include all obligations of the Borrower to the Administrative Agent or any Lender arising under or in connection with the Credit Agreement, any Note, any other Loan Document or any other document or instrument executed in connection therewith and all Hedging Obligations of the Borrower to any Lender or the Affiliate of any Lender in each case notwithstanding any right or power of the Borrower or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the obligations of any of the Subsidiary Guarantors hereunder.

     SECTION 15. Agency. Pursuant to the Credit Agreement, (a) this Subsidiary Guaranty has been delivered to the Administrative Agent and (b) the Administrative Agent has been authorized to enforce this Subsidiary Guaranty on behalf of itself and each of the Lenders. All payments by the Subsidiary Guarantors pursuant to this Subsidiary Guaranty shall be made to the Administrative Agent for the benefit of the Lenders.

     SECTION 16. Successors and Assigns. This Subsidiary Guaranty is for the benefit of the Administrative Agent and the Lenders and their respective successors and permitted assigns. This Subsidiary Guaranty shall be binding upon each of the Subsidiary Guarantors and their respective successors and permitted assigns; and to the extent that the Borrower or any of the Subsidiary Guarantors is either a partnership or a corporation, all references herein to the Borrower and to the Subsidiary Guarantors, respectively, shall be deemed to include any successor or successors, whether immediate or remote, to such partnership or corporation. Other than Guaranteed Obligations under any related Hedging Agreement, the Administrative Agent and any Lender may from time to time without notice to the Subsidiary Guarantors (or any of them), assign or transfer any or all of the Guaranteed Obligations or any interest therein in accordance with the terms of the Credit Agreement; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Guaranteed Obligations shall be and remain Guaranteed Obligations for the purposes of this Subsidiary Guaranty, and each and every immediate and successive assignee or transferee of any of the Guaranteed Obligations or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Guaranteed Obligations, be entitled to the benefits of this Subsidiary Guaranty to the same extent as if such assignee or transferee were an original Lender.

     SECTION 17. Changes in Writing. Neither this Subsidiary Guaranty nor any provision hereof may be modified, waived, discharged or terminated orally, but only in writing signed by each of the Subsidiary Guarantors and the Administrative Agent.

     SECTION 18. GOVERNING LAW. THIS SUBSIDIARY GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND TO BE FULLY PERFORMED IN SUCH STATE (INCLUDING, WITHOUT LIMITATION 735 ILLINOIS COMPILED STATUES ss.105/5-5). WHEREVER POSSIBLE, EACH PROVISION OF THIS SUBSIDIARY GUARANTY SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS SUBSIDIARY GUARANTY SHALL BE PROHIBITED BY OR INVALID UNDER SUCH LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS SUBSIDIARY GUARANTY.

     SECTION 19. Counterparts. This Subsidiary Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Subsidiary Guaranty. At any time after the date of this Subsidiary Guaranty, one or more additional Persons may become parties hereto by executing and delivering to the Administrative Agent a counterpart of the Subsidiary Guaranty. Immediately upon such execution and delivery (and without any further action), each such additional Person will become a party to, and will be bound by all of the terms of this Subsidiary Guaranty.

     SECTION 20. Security. This Subsidiary Guaranty may be secured by one or more security agreements, pledge agreements, mortgages, deed of trust or other similar documents.

     SECTION 21. JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS SUBSIDIARY GUARANTY OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH OF THE SUBSIDIARY GUARANTORS HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH OF THE SUBSIDIARY GUARANTORS FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESS SET FORTH OPPOSITE ITS SIGNATURE HERETO (OR SUCH OTHER ADDRESS AS IT SHALL HAVE SPECIFIED IN WRITING TO THE ADMINISTRATIVE AGENT AS ITS ADDRESS FOR NOTICES HEREUNDER) OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. EACH OF THE SUBSIDIARY GUARANTORS HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE

FULLEST EXTENT PERMITTED BY LAW, ANY OBLIGATION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN ANY INCONVENIENT FORUM.

     SECTION 22. WAIVER OF JURY TRIAL. EACH OF THE SUBSIDIARY GUARANTORS AND (BY ACCEPTING THE BENEFITS HEREOF) EACH OF THE ADMINISTRATIVE AGENT AND EACH LENDER, HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS SUBSIDIARY GUARANTY, AND OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     SECTION 23. Expenses of Enforcement. Each of the Subsidiary Guarantors agrees to pay all reasonable costs, fees and expenses (including reasonable attorneys' fees and charges) incurred by the Administrative Agent or any Lender in collecting or enforcing the Subsidiary Guarantors' obligations under this Subsidiary Guaranty.

     SECTION 24. Additional Guaranteed Obligations. The creation or existence from time to time of additional Guaranteed Obligations to the Administrative Agent or the Lender or any of them is hereby authorized, without notice to the Subsidiary Guarantors (or any of them), and shall in no way affect or impair the rights of the Administrative Agent or the Lender or the obligations of the Subsidiary Guarantors under this Subsidiary Guaranty, including each of the Subsidiary Guarantors guaranty of such additional Guaranteed Obligations.

     SECTION 25. References to Original Guaranty. This Subsidiary Guaranty shall become effective, and shall amend and restate the Original Guaranty upon the execution of this Subsidiary Guaranty by the parties signatory hereto as of the date hereof (the "Effective Date"); and from and after the Effective Date, (i) all references made to the Original Guaranty in the Loan Documents or in any other instrument or document shall, without more, be deemed to refer to this Subsidiary Guaranty, as may hereafter be amended, restated or otherwise modified, and (ii) the Original Guaranty shall be deemed amended and restated in its entirety hereby.

                             SIGNATURE PAGE FOLLOWS

       SIGNATURE PAGE TO AMENDED AND RESTATED DOMESTIC SUBSIDIARY GUARANTY

     IN WITNESS WHEREOF, each of the Subsidiary Guarantors has caused this Domestic Subsidiary Guaranty to be duly executed by its authorized officer as of the date indicated.


CCC CONSUMER SERVICES INC.                  CCC PARTSCO HOLDINGS, INC.

By:  /s/ Reid E. Simpson                    By:  /s/ Reid E. Simpson
   ---------------------------------           ---------------------------------
     Name:  Reid E. Simpson                     Name:  Reid E. Simpson
     Title: Executive Vice President,           Title: Executive Vice President,
            Chief Financial Officer and                Chief Financial Officer
            Treasurer                                  and Treasurer


Address:                                    Address:

444 Merchandise Mart                        444 Merchandise Mart
Chicago, IL  60654                          Chicago, IL  60654



CCC CONSUMER SERVICES SOUTHEAST INC.        ASSET MANAGEMENT INC.



By:  /s/ Reid E. Simpson                    By:      /s/ Reid E. Simpson
   ---------------------------------           ---------------------------------
     Name:  Reid E. Simpson                     Name:  Reid E. Simpson
     Title: Executive Vice President,           Title: Executive Vice President,
            Chief Financial Officer and                Chief Financial Officer
            Treasurer                                  and Treasurer
Address:
                                            Address:
1100 South State Road 7, Suite 201
Margate, FL  33068                          444 Merchandise Mart
                                            Chicago, IL  60654

           FORM OF JOINDER TO AMENDED AND RESTATED SUBSIDIARY GUARANTY

     The undersigned hereby joins in that certain Amended and Restated Domestic Subsidiary Guaranty (the "Subsidiary Guaranty") originally executed and delivered by ____________________________ (the "Original Subsidiary Guarantors") (as may be amended, restated, or otherwise modified from time to time, the "Subsidiary Guaranty") for purposes of becoming a party thereto as one of the "Subsidiary Guarantors" and agrees to comply with all of the terms and conditions of the Subsidiary Guaranty. The obligations of the undersigned under the Subsidiary Guaranty shall be joint and several with the obligations of all other Subsidiary Guarantors including the Original Subsidiary Guarantors, regardless of whether such obligations arose or accrued heretofore or shall arise hereafter. The undersigned acknowledges and agrees that each Subsidiary Guarantor shall be liable for the full amount of the Guaranteed Obligations subject to Section 12 of the Subsidiary Guaranty and the rights of reimbursement and contribution set forth in Section 9 thereof.

     Any and all references in the Subsidiary Guaranty or any other Loan Documents to "Subsidiary Guarantors," whether jointly or severally, shall be deemed to refer to the Original Subsidiary Guarantors, any other Subsidiary Guarantors which have executed a Joinder to the Subsidiary Guaranty and/or the undersigned, as the case may be.

     IN WITNESS WHEREOF, the undersigned has executed this Joinder as of
______________.


                                            ------------------------------------

                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------